UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/25/2006

MD TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50435

DE	72-1491921
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

620 Florida Street, Suite 200, Baton Rouge, LA 70801
(Address of principal executive offices, including zip code)

225-343-7169
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.01.    Completion of Acquisition or Disposition of Assets

MD Technologies Inc. ("MDTO") acquired all the outstanding shares of common stock of Premier Medical Consultants, Inc. ("PMCI") on February 14, 2006. The shares were acquired from Jon Trezona, the president of PMCI, and Barbara Trezona, Jon's wife. The purchase price was $1,700,000 in cash and shares of common stock of MDTO. The funds from the acquisition came from the $5 million sale of convertible debentures that occurred on July 15, 2005.

PMCI, based in Largo, Florida, provides comprehensive billing and consulting services for physician practices and other healthcare entities. PMCI currently serves more than 100 physicians in two states.

PMCI will retain its name, management, staff and operations in Largo, although PMCI will become a wholly owned subsidiary of MDTO. Jon Trezona, President, will continue to manage PMCI's Largo operations. Mr. Trezona will also join the MDTO management team as vice president of development. A copy of the press release announcing the acquisition of PMCI and the related Securities Purchase Agreement, as well as the Employment Agreement for Jon Trezona, are attached as exhibits to this Current Report on Form 8-K.

Item 7.01.    Regulation FD Disclosure

On February 20, 2006, MD Technologies Inc. issued a press release attached hereto as exhibit 99.2 announcing the appointment of certain officers.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Financial statements were not required by Item 310(c) of Regulation S-B and accordingly, are not presented here-in.

(b) Pro Forma Financial Information

Financial statements were not required by Item 310(c) of Regulation S-B and accordingly, are not presented here-in.

(c) Exhibits

The following exhibits are furnished as part of Form 8-K, filed February 21, 2006.

10.1*+ Securities Purchase Agreement, dated February 14, 2006, by and among MD Technologies Inc., Premier Medical Consultants, Inc., Jon Trezona, and Barbara Trezona.

10.2*+ Employment Agreement, dated February 14, 2006, between MD Technologies Inc., Premier Medical Consultants, Inc., and Jon Trezona.

99.1+ Press release issued by MD Technologies Inc. on February 20 , 2006.

99.2+ Press release issued by MD Technologies Inc. on February 20, 2006.

* An application has been submitted to the Securities and Exchange Commission for confidential treatment, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, of portions of this exhibit. These portions have been omitted from this exhibit.

+ Incorporated by reference from the Registrant's Report on Form 8-K filed February 21, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MD TECHNOLOGIES INC.

Date: April 25, 2006	By:	/s/ William D. Eglin
William D. Eglin
CEO and President